Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Independent Development Film Corporation. a Nevada corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Quarterly Report on Form 10-Q for the period ending December 31, 2014 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INDEPENDENT FILM DEVELOPMENT CORPORATION

Date: February 23, 2015	By: Jeff Ritchie /s/ Jeff Ritchie Jeff Ritchie Interim Chief Executive Officer
Date: February 23, 2015	By: Rachel Boulds /s/Rachel Boulds Rachel Boulds Chief Financial Officer and Director